UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2007
DOVER CORPORATION
(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE (State or other Jurisdiction of Incorporation )	1-4018 (Commission File Number)	53-0257888 (I.R.S. Employer Identification No.)

280 Park Avenue, New York, NY (Address of Principal Executive Offices)	10017 (Zip Code)
(212) 922-1640
(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 25, 2007, Dover Corporation issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for its quarter ended March 31, 2007.
The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of Dover’s filings with the SEC under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits. The following exhibit is furnished as part of this report:

99.1	Press Release of Dover Corporation, dated April 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2007	DOVER CORPORATION (Registrant)
	By:	/s/ Joseph W. Schmidt
Joseph W. Schmidt
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release of Dover Corporation, dated April 25, 2007